Exhibit 10.24

AMENDMENT NUMBER THREE

to the

Servicer Advance Financing Facility Agreement

Dated as of August 28, 2003

by and between

NEW CENTURY MORTGAGE CORPORATION

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

This AMENDMENT NUMBER THREE is made this 25th day of August, 2005 (“Amendment Number Three”), by and between NEW CENTURY MORTGAGE CORPORATION, a California corporation (the “Borrower”) and CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (the “Lender”), to the Servicer Advance Financing Facility Agreement, dated as of August 28, 2003 by and between the Borrower and the Lender, as amended (the “Agreement”).

RECITALS

WHEREAS, Borrower and Lender have agreed to amend the Agreement to extend the Termination Date as more expressly set forth herein; and

WHEREAS, as of the date of this Amendment Number Three, the Borrower represents to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of August 25, 2005, the Agreement shall be amended as follows:

(a) The definition of “Termination Date” in Section 1 of the Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“Termination Date” shall mean August 24, 2006 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

(b) Subsection 2.4(1) of the Agreement is hereby amended by deleting such Subsection in its entirety and replacing it with the following:

(1) The Borrower agrees to pay the Lender interest on the unpaid principal amount of each Loan from and including the date the Loan is extended to but not including the date on which the Loan is paid in full. Interest shall accrue on an adjustable monthly basis at a rate per annum equal to One-Month LIBOR plus 0.75% (seventy-five basis points) (the

“Interest Rate”). The Interest Rate for such succeeding period shall be determined on each Payment Date. Accrued interest shall be payable in arrears on each Payment Date and on the date of repayment in full of the applicable Loan.

SECTION 2. Representations. In order to induce the Lender to execute and deliver this Amendment Number Three, the Borrower hereby represents to the Lender that as of the date hereof, after giving effect to this Amendment Number Three, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred thereunder.

SECTION 3. Additional Fees and Expenses. The Borrower agrees to pay to the Lender all additional fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Three (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel incurred in connection with this Amendment Number Three), in accordance with Section 14.2 of the Agreement.

SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 5. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Three need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 6. Governing Law. This Amendment Number Three shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law other than Section 5-1401 of the New York General Obligations Law which shall govern.

SECTION 7. Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Lender and the Borrower have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.
(Lender)

By:	/s/ James Xanthos
Name:	James Xanthos
Title:	Authorized Signer

NEW CENTURY MORTGAGE CORPORATION
(Borrower)

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President